Exhibit 99.01
The Hartford Financial Services Group, Inc.
LETTER OF TRANSMITTAL AND CONSENT
Offer to Exchange
Any and All of the Outstanding

7.65% Hartford Life, Inc. Debentures due 2027 (CUSIP 416592 AC7)	7.375% Hartford Life, Inc. Senior Notes due 2031 (CUSIP 416592 AE3)
For
The Hartford Financial Services Group, Inc. Senior Notes due 20
and Solicitation of Consents for Amendment of the Related Indenture
THE EXCHANGE OFFERS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON SEPTEMBER      , 2006, UNLESS EXTENDED BY US (SUCH DATE AND TIME, AS THEY MAY BE EXTENDED, THE “EXPIRATION DATE”). IN ORDER TO BE ELIGIBLE TO RECEIVE THE EARLY CONSENT PAYMENT, HOLDERS OF THE HLI NOTES MUST TENDER THEIR HLI NOTES ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON                     , 2006, UNLESS EXTENDED BY US WITH RESPECT TO ONE OR BOTH OF THE EXCHANGE OFFERS (SUCH DATE AND TIME, AS THEY MAY BE EXTENDED WITH RESPECT TO ONE OR BOTH OF THE EXCHANGE OFFERS, THE “EARLY CONSENT DATE”).
Deliver to the Exchange Agent:
Global Bondholder Services Corporation
65 Broadway — Suite 723
New York, New York 10006
Attention: Corporate Actions
By Facsimile Transmission (Eligible Institutions Only): (212) 430-3775
Confirm Facsimile by Telephone: (212) 430-3774
DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT (“LETTER OF TRANSMITTAL”) TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
      Questions regarding the exchange offers and consent solicitation or the completion of this Letter of Transmittal should be directed to Global Bondholder Services Corporation, the Information Agent, at the following telephone number: banks and brokers (collect), (212) 430-3774; and all others call toll free, (866) 389-1500.
      The undersigned acknowledges that he or she has received and reviewed the prospectus and consent solicitation statement, dated                     , 2006 (the “Prospectus”) of The Hartford Financial Services Group, Inc., a Delaware corporation (“HFSG” or the “Company”), and this Letter of Transmittal, which together constitute HFSG’s offer to holders of Hartford Life, Inc.’s (“HLI”) outstanding 7.65% Debentures due 2027 and 7.375% Senior Notes due 2031, which we refer to together as the “HLI notes,” of an opportunity to exchange, for each $1,000 principal amount of HLI notes, $1,000 principal amount of HFSG’s new Senior Notes due 20     , or the “HFSG notes,” and cash that, together with the “equivalent issue price” (as defined below) of the HFSG notes, equals the “total exchange price”

(as defined below) for the series of HLI notes tendered. The total exchange price for each series of HLI notes is based on a fixed spread pricing formula described below. The total exchange price for each series of HLI notes includes an early consent payment of $          , which will be paid only to holders who validly tender their HLI notes on or prior to the applicable early consent date and do not validly withdraw their tenders. Holders who validly tender their HLI notes after the applicable early consent date will receive, for each $1,000 principal amount of HLI notes tendered, the total exchange price for that series of HLI notes, which does not include the early consent payment.
      The exchange offers with respect to the above series of HLI notes are collectively referred to as the “exchange offers.”
Determination of the Total Exchange Price
      The total exchange price for each series of the HLI notes will equal (a) the discounted value (excluding accrued interest), determined in accordance with the formula set forth in Annex A to the Prospectus, of the remaining payments of principal and interest per $1,000 principal amount of such series of HLI notes through their maturity date, using a discount rate equal to the sum of (i) the bid-side yield to maturity on the      % U.S. Treasury Security due 20     (determined as of the “price determination time,” as defined in the Prospectus), which we refer to as the “treasury yield,” plus (ii) the fixed spread listed below, minus (b) in the case of HLI notes tendered after the applicable early consent date, $                    . The total exchange price for each series of HLI notes will be rounded to the nearest cent per $1,000 principal amount of such HLI notes.

				Reference
	Outstanding		Bloomberg	U.S. Treasury	Fixed Spread
Security	Principal Amount	Maturity Date	Page	Security	(in basis points)

7.65% HLI Debentures due 2027	$250,000,000	June 15, 2027
7.375% HLI Senior Notes due 2031	$400,000,000	March 1, 2031
In addition, holders whose HLI notes are accepted for exchange will receive a cash payment representing accrued and unpaid interest to, but not including, the settlement date.
Determination of the Interest Rate on the HFSG Notes
      The interest rate on the HFSG notes will equal (a) the treasury yield plus (b)      % (          basis points) or, if the rate so determined is not an integral increment of 0.05% or 0.125%, the interest rate on the HFSG notes will be rounded down to the nearest increment of 0.05% or 0.125%, as the case may be.
Determination of the Equivalent Issue Price of the HFSG Notes
      The equivalent issue price of the HFSG notes will equal the discounted value of the payments of principal and interest on $1,000 principal amount of the HFSG notes through their maturity date, using a discount rate equal to the sum of (a) the treasury yield, plus (b)      % (          basis points). The equivalent issue price of the HFSG notes will be rounded to the nearest cent per $1,000 principal amount of HFSG notes.
Amount of Cash Payment
      The cash payment for each $1,000 principal amount of each series of HLI notes will be equal to (a) the total exchange price for such HLI notes minus (b) the equivalent issue price of the HFSG notes to be issued in exchange for such HLI notes.
      The total exchange price for each $1,000 principal amount of HLI notes validly tendered and not validly withdrawn on or prior to the applicable early consent date includes an early consent payment of $                    . This early consent payment will be included in the total exchange price that holders receive upon completion of the exchange offers. Holders who tender their HLI notes after the applicable early consent date will not receive the early consent payment and the total exchange price to such holders upon completion of the exchange offers will exclude the early consent payment.

Withdrawal Rights
      HLI notes tendered before the applicable early consent date may be withdrawn at any time on or prior to 5:00 p.m., New York City time, on the applicable early consent date but not thereafter. HLI notes tendered after the applicable early consent date may not be withdrawn. See “The Exchange Offers — Expiration, Amendment and Termination of Exchange Offers” and “The Exchange Offers — Withdrawal of Tenders and Revocation of Corresponding Consents” of the Prospectus for a more complete description of the exchange offers and withdrawal provisions.
Conditions
      The exchange offers are subject to certain conditions that HFSG may assert or waive. The conditions include, among other things, the condition that HFSG receives valid and unrevoked tenders of at least a majority of the aggregate principal amount outstanding of each series of the HLI notes and the concurrent consummation of the other exchange offer. For additional information, see “The Exchange Offers — Conditions to the Exchange Offers and Consent Solicitations” of the Prospectus.
      This Letter of Transmittal is to be used to accept one or more of the exchange offers if the HLI notes are to be tendered by effecting a book-entry transfer into the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Prospectus in the section entitled “The Exchange Offers — Procedures for Tendering and Delivering Consents.” Tenders by book-entry transfer may also be made by delivering an Agent’s Message (as defined below) pursuant to DTC’s Automated Tender Offer Program (“ATOP”) in lieu of this Letter of Transmittal. Unless you intend to tender HLI notes through ATOP, you should complete, execute and deliver this Letter of Transmittal to indicate the action you desire to take with respect to the exchange offers.
      By causing the HLI notes to be credited to the Exchange Agent’s account at DTC in accordance with DTC’s procedures for transfer, including the transmission by DTC of an agent’s message to the Exchange Agent, the holder will be deemed to confirm, on behalf of itself and the beneficial owners of such notes, all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and delivered this Letter of Transmittal to the Exchange Agent. As used herein, the term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgement from a DTC participant tendering HLI notes that the participant has received and agrees to be bound by the terms of the Letter of Transmittal and that HFSG and HLI may enforce the agreement against the participant.
      Holders tendering HLI notes pursuant to the exchange offers will thereby consent to the proposed amendment to the indenture under which HLI issued such HLI notes as described in the Prospectus in the section entitled “The Consent Solicitation — The Proposed Amendment.” The completion, execution and delivery of this Letter of Transmittal (or the delivery by DTC of an Agent’s Message in lieu thereof) constitutes the delivery of a consent with respect to the HLI notes tendered.
      Subject to the terms and conditions of the exchange offers and consent solicitations and applicable law, HFSG will deposit with the Exchange Agent the HFSG notes in book-entry form and the amount of any cash payable in respect of tendered HLI notes.
      The Exchange Agent will act as agent for the tendering holders for the purpose of receiving the new HFSG notes and cash from HFSG and then delivering new HFSG notes (in book-entry form) and cash to or at the direction of those holders. The Exchange Agent will make this delivery on the same day HFSG deposits the new HFSG notes and cash, or as soon thereafter practicable.
Tender of HLI Notes
      To effect a valid tender of HLI notes through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete the table entitled “Description of HLI Notes Tendered and in Respect Of Which Consent Is Given” below and sign this Letter of Transmittal where indicated.

      Signatures on the Letter of Transmittal must be guaranteed by a firm that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program (generally a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States) (an “Eligible Institution”) unless (i) the Letter of Transmittal is signed by the holder of the HLI notes tendered therewith and the HFSG notes or any HLI notes not tendered or not accepted for exchange are to be issued to such holder or (ii) such HLI notes are tendered for the account of an Eligible Institution.
      If tendered notes are registered to a person who did not sign the Letter of Transmittal, they must be endorsed by, or be accompanied by a written instrument of transfer duly executed by, the registered holder with the signature guaranteed by an Eligible Institution and appropriate powers of attorney, signed exactly as the name of the registered holder appears on the HLI notes. All questions of adequacy of the form of the writing will be determined by HFSG in its sole discretion.
      If the Letter of Transmittal or any HLI notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by us, submit evidence satisfactory to HFSG of their authority to so act with the Letter of Transmittal.
      The HFSG notes will be delivered only in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian as specified in the table below. Failure to provide the information necessary to effect delivery of the HFSG notes will render a tender defective and HFSG will have the right, which it may waive, to reject such tender.

      The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offers.

☐	CHECK HERE IF TENDERED HLI NOTES ARE ENCLOSED HEREWITH. THE HFSG NOTES ARE TO BE CREDITED TO THE FOLLOWING ACCOUNT:
    Name of DTC Participant:

    DTC Participant Account Number:

    Contact DTC Participant at:

☐	CHECK HERE IF TENDERED HLI NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
    Name of Tendering Institution(s)

    Account Number

    Transaction Code Number

      List below the HLI notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of the HLI notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF HLI NOTES TENDERED AND IN RESPECT OF WHICH CONSENT IS GIVEN

	2	3
1		Aggregate Principal	4
Name(s) and Address(es) of Holder(s) or Name of DTC Participant and		Amount Represented	Principal Amount
Participant’s DTC Account Number in Which HLI Notes are Held	Title of Series	by HLI Notes	Tendered*

	Total Notes

*	Unless otherwise indicated in this column, a holder will be deemed to have tendered all of the HLI notes represented by the HLI notes indicated in column 3. The principal amount of each series of the HLI notes tendered hereby must be in a denomination of $1,000 or any integral multiple thereof. See instruction 3 under “Instructions Forming Part of the Terms and Conditions of the Exchange Offers” below.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
      Upon the terms and subject to the conditions of the exchange offers, the undersigned hereby tenders to the Company the aggregate principal amount of each series of HLI notes indicated above. Subject to, and effective upon, the acceptance for exchange of the HLI notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such HLI notes as are being tendered hereby.
      The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered HLI notes, with full power of substitution, among other things, to cause the HLI notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the HLI notes, and to acquire HFSG notes issuable upon the exchange of such tendered HLI notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents and warrants that the undersigned is the owner of the HLI notes.
      The undersigned acknowledges that the Company’s acceptance of HLI notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled “The Exchange Offers” and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the exchange offers.
      The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the HLI notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the section of the Prospectus entitled “The Exchange Offers — Withdrawal of Tenders and Revocation of Corresponding Consents.”
      Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please credit any HFSG notes in the principal amount issuable in the exchange to the account indicated above in the box entitled “Description of HLI Notes Tendered And In Respect of Which Consent Is Given” maintained at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please credit any HLI notes not exchanged to the account indicated above in the box entitled “Description of HLI Notes Tendered And In Respect of Which Consent Is Given” maintained at DTC or, in the case of certificates representing HLI notes not exchanged, please send substitute certificates representing HLI notes not exchanged to the undersigned.
      The undersigned, by completing the box entitled “Description Of HLI Notes Tendered And In Respect Of Which Consent Is Given” above and signing this letter, will be deemed to have tendered the HLI notes as set forth in such box above and to have consented to the amendment of the HLI indenture.
      In conjunction with the exchange offers, HFSG is soliciting consents from the holders of each series of the HLI notes to amend, with respect to each such series, the HLI indenture pursuant to which each series of the HLI notes was issued, to eliminate the obligation of HLI to file reports with the Securities and Exchange Commission or otherwise provide reports to holders absent a requirement to file such reports under applicable law. HLI note holders may consent to the proposed amendment to the HLI indenture only by tendering their HLI notes in the exchange offers. By so tendering, HLI note holders will be deemed to consent to the amendment of the HLI indenture. HFSG will not be required to complete the exchange offers if it does not receive valid consents sufficient to effect the amendment of the HLI indenture with respect to each series of HLI notes, but it retains the discretion to waive this and any other conditions to the exchange offers.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instruction 2)
   To be completed ONLY if any HFSG notes are to credited to an account maintained at DTC other than the account indicated in the box entitled “Description of HLI Notes Tendered And In Respect of Which Consent Is Given.”
Please credit HFSG notes to:
Name of DTC Participant:

DTC Participant Account Number:

Contact DTC Participant at:

SPECIAL DELIVERY INSTRUCTIONS
(See Instruction 5)
   To be completed ONLY if any HLI notes in the principal amount not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above or are to be issued in the name of someone other than the undersigned or at an address other than that shown in the box entitled “Description of HLI Notes Tendered And In Respect of Which Consent Is Given.”
Please credit unexchanged HLI notes delivered by book-entry transfer to:
Name of DTC Participant:

DTC Participant Account Number:

Contact DTC Participant at:

Please send substitute certificates representing HLI Notes not exchanged to:
Name:

Address:

SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS OF HLI NOTES)
      By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders, and consents to the proposed amendment to the indenture (and to the execution of a Supplemental Indenture effecting the amendment) with respect to, the principal amount of each series of HLI notes listed in the table above entitled “Description of HLI Notes Tendered and in Respect of Which Consent is Given.”

Signature of Registered Holder(s) or Authorized Signatory (See guarantee requirement below.)	Date

Signature of Registered Holder(s) or Authorized Signatory (See guarantee requirement below.)	Date

Signature of Registered Holder(s) or Authorized Signatory (See guarantee requirement below.)	Date
Area Code and Telephone Number:

      If a holder of any series of HLI notes is tendering any HLI notes, this Letter of Transmittal must be signed by the Registered Holders exactly as its name appears on a securities position listing of DTC or by any persons authorized to become the Registered Holders by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please so indicate at the line entitled “Capacity (full title)” and submit evidence satisfactory to the Exchange Agent and HFSG of such person’s authority to so act. See Instruction 4.
Name(s):

(Please Type or Print)
Capacity (full title):

Address:

(Including Zip Code)
MEDALLION SIGNATURE GUARANTEE
(If required — See Instruction 4.)
Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature)

(Title)

(Name of Firm)

(Title)

(Address)
Dated ______________________________, 2006

INSTRUCTIONS FORMING PART OF THE TERMS AND
CONDITIONS OF THE EXCHANGE OFFERS
      1. Delivery of Letter of Transmittal. This Letter of Transmittal is to be completed by tendering holders of HLI notes if tender of such HLI notes is to be made by book-entry transfer to the Exchange Agent’s account at DTC and instructions are not being transmitted through ATOP. Holders who tender their HLI notes through DTC’s ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal. Thus, a Letter of Transmittal need not accompany tenders effected through ATOP.
      The Letter of Transmittal (or facsimile copy), with any required signature guarantees or, in the case of book-entry transfer, an agent’s message in lieu of the Letter of Transmittal, and any other required documents, must be transmitted to and received by the Exchange Agent on or before the expiration date of the exchange offers at its address set forth on the back cover page of the Prospectus. HLI notes will not be deemed surrendered until the Exchange Agent receives the Letter of Transmittal and signature guarantees, if any, or agent’s message and any other required documents.
      The method of delivery of HLI notes, the Letter of Transmittal, and all other required documents to the Exchange Agent is at your election and risk. Instead of delivery by mail, you should use an overnight or hand delivery service, properly insured. In all cases, you should allow sufficient time to assure delivery to and receipt by the Exchange Agent on or before the expiration date. Send the Letter of Transmittal or any HLI notes only to the Exchange Agent. Delivery of such documents to DTC or us does not constitute delivery to the Exchange Agent.
      2. Delivery of the HFSG Notes. All HFSG notes will be delivered only in book-entry form through DTC. Accordingly, the appropriate DTC participant name and number (along with any other required account information) for such delivery must be provided in either the table hereof entitled “Description of the HLI Notes Tendered And In Respect Of Which Consent is Given” or, in the case of HFSG Notes to be credited to an account other than as set forth in such table, provided in the “Special Issuance Instructions” box of this Letter of Transmittal. Holders who anticipate tendering by a method other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the capability to hold securities custodially through DTC) to arrange for receipt of any HFSG notes delivered pursuant to the exchange offers and to obtain the information necessary to complete the table.
      3. Amount of Tenders. Tenders of HLI notes will be accepted only in denominations of $1,000 and integral multiples thereof. Book-entry transfers to the Exchange Agent should be made in the exact principal amount of HLI notes tendered and in respect of which consent is given.
      4. Signatures on Letter of Transmittal; Instruments of Transfer; Guarantee of Signatures. Signatures on the Letter of Transmittal must be guaranteed by a firm that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program (generally a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States) (an “Eligible Institution”), unless (i) the Letter of Transmittal is signed by the holder of the HLI notes tendered therewith and the HFSG notes or any HLI notes not tendered or not accepted for exchange are to be issued to such holder or (ii) such HLI notes are tendered for the account of an Eligible Institution.
      If tendered notes are registered to a person who did not sign the Letter of Transmittal, they must be endorsed by, or be accompanied by a written instrument of transfer duly executed by, the registered holder with the signature guaranteed by an Eligible Institution and appropriate powers of attorney, signed exactly as the name of the registered holder appears on the HLI notes. All questions as to adequacy of the form of the writing will be determined by HFSG in its sole discretion.
      If the Letter of Transmittal or any HLI notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by us, submit evidence satisfactory to us of their authority to so act with the Letter of Transmittal.
      5. Special Delivery Instructions. If the HLI notes, if any, in principal amount not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above or are to be issued in the name of someone other than the undersigned or at an address other than that shown in the box entitled

“Description of HLI Notes Tendered And In Respect of Which Consent Is Given,” the signer of this Letter of Transmittal should complete the “Special Delivery Instructions” box on this Letter of Transmittal. All HLI notes tendered by book-entry transfer and not accepted for exchange will otherwise be returned by crediting the account at DTC designated above.
      6. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of HLI notes in connection with the exchange offers will be determined by HFSG, in its sole discretion, and its determination will be final and binding. HFSG reserves the absolute right to reject any or all tenders not in proper form or the acceptance for exchange of which may, in the opinion of its counsel, be unlawful.
      HFSG also reserves the absolute right to waive any defect or irregularity in the tender of any HLI notes in the exchange offers, and its interpretation of the terms and conditions of each exchange offer (including the instructions in the Letter of Transmittal) will be final and binding on all parties. None of HFSG, HLI, the Exchange Agent, the information agent, the dealer managers or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Tenders of HLI notes involving any defects or irregularities will not be deemed to have been made until those defects or irregularities have been cured or waived. HLI notes received by the Exchange Agent in connection with the exchange offers that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the DTC participant who delivered those HLI notes by crediting an account maintained at DTC designated by that DTC participant promptly after the expiration date of the exchange offers or the withdrawal or termination of the exchange offers.
      7. Waiver of Conditions. The conditions of the exchange offers are for HFSG’s sole benefit and may be asserted or waived by HFSG in whole or in part in its reasonable discretion prior to the expiration date. HFSG’s failure at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right and each such right shall be deemed an ongoing right which may be asserted at any time prior to the expiration date. If HFSG’s waiver of any of the conditions would constitute a material change in either or both exchange offers, HFSG will disclose that change through a supplement to the Prospectus that will be distributed to each registered holder of HLI notes. In addition, HFSG will extend the exchange offers for a period of five to ten business days, depending upon the significance of the waiver and the manner of disclosure to the registered holders of the HLI notes, if the exchange offers would otherwise expire during such period.
      8. Withdrawal. Tenders may be withdrawn at any time on or prior to the applicable early consent date but not thereafter. For additional information see “The Exchange Offers — Withdrawal of Tenders and Revocation of Corresponding Consents” of the Prospectus.
      9. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Information Agent at the address and telephone number indicated herein.
      10. Taxpayer Identification Number and Backup Withholding. If you are receiving an early consent payment, United States federal income tax law generally requires that a tendering holder whose HLI notes are accepted for exchange must provide the Exchange Agent (as payer) with such holder’s correct Taxpayer Identification Number (“TIN”), which, in the case of a holder who is an individual, is such holder’s social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, any payment made to a holder may be subject to backup withholding in an amount equal to 28% of the amount of any reportable payments made to such tendering holder. If backup withholding results in an overpayment of taxes, a refund may be obtained. In addition, a holder who fails to provide a correct TIN or an adequate basis for exemption may be subject to a penalty of $50, which is not refundable.
      To prevent backup withholding, each tendering holder that is a U.S. person (including a resident alien) must, unless an exemption applies, provide such holder’s correct TIN by completing the “Substitute Form W-9” set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.
      If the holder does not have a TIN, such holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for instructions on applying for a TIN, write “Applied For” in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. Writing “Applied For” will not prevent backup withholding. A tendering holder who must complete Substitute Form W-9 must provide a correct TIN before a payment is made, or backup withholding may be applied.
      If the HLI notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.
      Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should write “Exempt” in Part 2 of Substitute Form W-9. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit an appropriate Form W-8 signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent or at the Internal Revenue Service website at www.irs.gov.
      11. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of HLI notes to it or its order pursuant to the Exchange Offer. If, however, HFSG notes and/or substitute HLI notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the HLI notes tendered hereby, or if tendered HLI notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of HLI notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

PAYER’S NAME:

PAYEE’S NAME (as shown on your income tax return):

PAYEE’S ADDRESS:

SUBSTITUTE FORM W-9	Part I: Taxpayer Identification Number (TIN)	Part II: For Payees Exempt from Backup Withholding
Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN) and Certification	Social Security Number OR Employer Identification Number (If awaiting TIN write “Applied For” and complete Parts III and IV)	For Payees Exempt from Backup withholding, see the Guidelines below and complete as instructed therein.

Part III: — Certification — Under penalties of perjury, I certify that:
(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3)	I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

Signature of U.S. person	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” IN THE APPROPRIATE LINE IN PART I OF SUBSTITUTE FORM W-9
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I Certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me pursuant to the offer will be withheld.

Signature	Date

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

Give NAME and SOCIAL
For this type of account:		SECURITY number (SSN) of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	(a) The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)

Give NAME and EMPLOYER
IDENTIFICATION number
For this type of account:		(EIN) of:

6.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)
7.	Corporation or LLC electing corporate status under Form 8832	The corporation
8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
9.	Partnership	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name, but you may also enter your business or “DBA” name. You may use either your SSN or EIN (if you have one).

(4)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Section references are to the Internal Revenue Code.
     Obtaining a Number. If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number.
     Payees Exempt from Backup Withholding. The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) are exempt. A person registered under the Investment Advisers Act of 1940 who regularly acts as a broker is also exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding or information reporting: medical and health care payments, attorneys’ fees and payments for services paid by a federal executive agency. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	A corporation.
(2)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under 403(b)(7) if the account satisfies the requirements of section 401(f)(2).
(3)	The United States or any of its agencies or instrumentalities.
(4)	A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
(5)	A foreign government or any of its political subdivisions, agencies, or instrumentalities.
(6)	An international organization or any of its agencies or instrumentalities.
(7)	A foreign central bank of issue.
(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.
(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.
(12)	A common trust fund operated by a bank under section 584(a).
(13)	A financial institution.
(14)	A middleman known in the investment community as a nominee or custodian or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
(15)	A trust exempt from tax under section 664 or described in section 4947.
     Payments of interest generally not subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.
•	Payments of tax-exempt interest (including exempt interest dividends under section 852).
•	Payments described in section 6049(b)(5) to nonresident aliens.
•	Payments on tax-free covenant bonds under section 1451.
•	Payments made by certain foreign organizations.
•	Payments made by certain foreign organizations.
Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.
     Privacy Act Notice. Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
Penalties.
(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT
YOUR TAX CONSULTANT OR THE INTERNAL
REVENUE SERVICE

     In order to tender, a holder of HLI notes should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the Exchange Agent at its address set forth below or tender pursuant to DTC’s Automated Tender Offer Program.
The Exchange Agent for the Exchange Offers is:
Global Bondholder Services Corporation
65 Broadway — Suite 723
New York, New York 10006
Attention: Corporate Actions
By Facsimile Transmission (Eligible Institutions Only): (212) 430-3775/9
Confirm Facsimile by Telephone: (212) 430-3774
      Any questions or requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal, or related documents may be directed to the Information Agent at its telephone numbers set forth below. A holder of HLI notes may also contact the Dealer Managers at the telephone numbers set forth below or such holder’s custodian bank, depositary, broker, trust company or other nominee for assistance concerning the exchange offers.
The Information Agent for the Exchange Offers is:
Global Bondholder Services Corporation
65 Broadway — Suite 723
New York, New York 10006
Attention: Corporate Actions
Banks and Brokers call: (212) 430-3774
All others call toll free: (866) 389-1500
The Coordinating Dealer Manager for the Exchange Offers is:
Credit Suisse
Attention: Liability Management Group
11 Madison Avenue
New York, NY 10010
Collect: (212) 538-0652
Toll free: (800) 820-1653
The Dealer Managers for the Exchange Offers are:
Citigroup
Attention: Liability Management Group
390 Greenwich Street
New York, NY 10013
Collect: (212) 723-6106
Toll free: (800) 558-3745
Deutsche Bank Securities
Attention: Liability Management Group
60 Wall Street
New York, NY 10005
Collect: (212) 250-2955
Toll free: (866) 627-0391